SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. [ ])

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]

Check the Appropriate Box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Under Rule 14a-12

                          CODORUS VALLEY BANCORP, INC.
                          ----------------------------


Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------


(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------


(5)    Total fee paid:

--------------------------------------------------------------------------------


[  ]   Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously paid:

--------------------------------------------------------------------------------

(2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)    Filing Party:

--------------------------------------------------------------------------------

(4)    Date Filed:

--------------------------------------------------------------------------------

              [LETTERHEAD OF CODORUS VALLEY BANCORP, INC. OMITTED]



April 4, 2002



Dear Fellow Shareholders of Codorus Valley Bancorp, Inc.:

On behalf of the corporation's board of directors, I am pleased to invite you to attend Codorus Valley Bancorp, Inc.'s Annual Meeting of Shareholders to be held on Tuesday, May 21, 2002 at 9:00 a.m., Eastern Time. The location of the annual meeting is the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403. At the annual meeting, you will have the opportunity to ask questions and to make comments. Enclosed with the proxy statement and notice of meeting is your proxy and Codorus Valley Bancorp, Inc.'s 2001 Annual Report to Shareholders.

The principal business of the meeting is to elect 3 Class C Directors to serve a term of 3 years and to transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

I am delighted that you have invested in Codorus Valley Bancorp, Inc., and I hope that, whether or not you plan to attend the annual meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy in the envelope provided. The prompt return of your proxy will save Codorus Valley Bancorp, Inc. expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

I look forward to seeing you on May 21, 2002, at the corporation's annual meeting.

Sincerely,

/s/ Larry J. Miller

Larry J. Miller, President
and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         OF CODORUS VALLEY BANCORP, INC.
                           TO BE HELD ON MAY 21, 2002


TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that Codorus Valley Bancorp, Inc. will hold its Annual Meeting of Shareholders on Tuesday, May 21, 2002, at 9:00 a.m., Eastern Time, at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania, 17403 to consider and vote upon the following proposals:

1. To elect the following individuals as Class C Directors, each to serve a 3 year term:

     o    D. Reed Anderson, Esq.;
     o    MacGregor S. Jones; and
     o    Larry J. Miller

2.   To transact any other business properly presented at the annual meeting.

Shareholders of record as of March 14, 2002 are entitled to notice of the meeting and may vote at the annual meeting, either in person or by proxy.

Management welcomes your attendance at the annual meeting. Whether or not you expect to attend the annual meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save the corporation expenses involved in further communications. Even if you return a proxy, you may vote in person if you give written notice to the Secretary of the corporation and attend the annual meeting. Returning your proxy will ensure that your shares will be voted in accordance with your wishes and that the presence of a quorum will be assured.

The corporation's board of directors is distributing the proxy statement, form of proxy and Codorus Valley Bancorp, Inc.'s 2001 Annual Report to Shareholders on or about April 4, 2002.

By Order of the Board of Directors,

/s/ Harry R. Swift

Harry R. Swift, Esq.
Secretary

York, Pennsylvania
April 4, 2002


                             YOUR VOTE IS IMPORTANT.
   TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND
            MAIL IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

                          CODORUS VALLEY BANCORP, INC.
                         CODORUS VALLEY CORPORATE CENTER
                             105 LEADER HEIGHTS ROAD
                            YORK, PENNSYLVANIA 17403



                           NASDAQ TRADING SYMBOL: CVLY







                                 PROXY STATEMENT
                       2002 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 2002














                Mailed to Shareholders on or about April 4, 2002

                                TABLE OF CONTENTS

PROXY STATEMENT                                                             Page


GENERAL INFORMATION............................................................1
     Date, Time and Place of the Annual Meeting................................1
     Description of Codorus Valley Bancorp, Inc................................1

VOTING PROCEDURES..............................................................2
     Solicitation and Voting of Proxies........................................2
     Quorum and Vote Required For Approval.....................................3
     Revocability of Proxy.....................................................4
     Methods of Voting.........................................................4

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS......................................5
     Governance................................................................5
     Directors and Executive Officers of Codorus Valley Bancorp, Inc...........5
     Executive Officers of PeoplesBank.........................................6
     Committees and Meetings of the Corporation's and
          the Bank's Boards of Directors...................................... 6
     Committees of the Bank's Board of Directors...............................8
     Compensation of the Boards of Directors...................................8
     Independent Directors' Deferred Compensation Plan.........................9
     Independent Directors' Stock Option Plan..................................9

AUDIT COMMITTEE REPORT.........................................................9

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION...........................11
     Compensation Committee Report............................................11
     Chief Executive Officer's Compensation...................................12
     Executive Officers' Compensation.........................................13

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................13

EXECUTIVE COMPENSATION........................................................13
     Summary Compensation Table...............................................14
     Qualified Stock Options..................................................15
     Option/SAR Grants in Last Fiscal Year....................................15
     Aggregated Option/SAR Exercises in Last Fiscal Year
          and FY-end Option/SAR Values........................................15
     Stock Incentive Plan.....................................................16
     401(k) Plan..............................................................16
     Employment Contract with Change of Control Provision.....................16
     Change of Control Agreement..............................................17

     Salary Continuation Agreements...........................................17
     Supplemental Retirement Plans............................................18

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................18

ELECTION OF DIRECTORS.........................................................18
     Qualification and Nomination of Directors................................18
     Information as to Nominees and Directors.................................19
     Board of Directors - Continuing as Directors.............................20

BENEFICIAL OWNERSHIP OF CODORUS VALLEY BANCORP, INC.'S STOCK
     OWNED BY PRINCIPAL OWNERS AND MANAGEMENT ................................21
     Principal Shareholders...................................................21
     Share Ownership by the Directors, Officers and Nominees..................22

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................23

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING.................................24

PERFORMANCE GRAPH.............................................................25

PROPOSAL......................................................................26
     Election of 3 Class C Directors..........................................26

ANNUAL REPORT.................................................................26

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING.........................26

ADDITIONAL INFORMATION........................................................26

                                 PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                          CODORUS VALLEY BANCORP, INC.
                           TO BE HELD ON MAY 21, 2002


                               GENERAL INFORMATION

Date, Time and Place of the Annual Meeting

     Codorus Valley Bancorp, Inc., a Pennsylvania business corporation and registered bank holding company, is furnishing this proxy statement in connection with the solicitation by the board of directors of proxies to be voted at the corporation's annual meeting of shareholders. The annual meeting will be held at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403 on Tuesday, May 21, 2002 at 9:00 a.m., Eastern Time.

     The corporation's principal executive office is located at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403. The corporation's telephone number is (717) 747-1519 or (800) 646-1970. All inquiries regarding the annual meeting should be directed to Harry R. Swift, Esq., Secretary and General Counsel of Codorus Valley Bancorp, Inc.

Description of Codorus Valley Bancorp, Inc.

     Codorus Valley Bancorp, Inc. was incorporated in October 1986 under Pennsylvania law; and, in March 1987, it became a one-bank holding company pursuant to the Bank Holding Company Act of 1956. PeoplesBank, A Codorus Valley Company and SYC Realty Company, Inc. are the corporation's wholly-owned subsidiaries. PeoplesBank is a Pennsylvania chartered banking institution with deposits insured by the FDIC. PeoplesBank wholly-owns SYC Settlement Services, Inc. and SYC Insurance Services, Inc.

     Included with this proxy statement is a copy of the corporation's annual report to shareholders for the fiscal year ended December 31, 2001. You may obtain a copy of the corporation's annual report for the 2000 fiscal year at no cost by contacting the Treasurer, Codorus Valley Bancorp, Inc., Codorus Valley Corporate Center, 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887, or by calling (717) 747-1519.

     We have not authorized anyone to provide you with information about the corporation; therefore, you should rely only on the information contained in this document or on documents to which we refer. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at Codorus Valley Bancorp, Inc. subsequent to printing this proxy statement that might affect your decision or the value of your stock.

                                VOTING PROCEDURES

Solicitation and Voting of Proxies

     The board of directors solicits this proxy for use at the corporation's 2002 Annual Meeting of Shareholders. The corporation's directors, officers and other employees may solicit proxies in person or by telephone, facsimile, telegraph or mail, but only for use at the annual meeting. The corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the corporation sends to its shareholders. Codorus Valley Bancorp, Inc. will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the owners of stock held by these persons. The corporation will reimburse these persons for their reasonable forwarding expenses.

     Only shareholders of record as of the close of business on Thursday, March 14, 2002, (the voting record date), may vote at the annual meeting. The corporation's records show that, as of the voting record date, 2,564,261 shares of the corporation's common stock were outstanding. On all matters to come before the annual meeting, shareholders may cast one vote for each share held. Cumulative voting rights do not exist with respect to the election of directors. See "Principal Shareholders" on pages 21 and 22 for a list of the persons known by the corporation to be the beneficial owner of 5% or more of the corporation's outstanding common stock as of the voting record date.

     If you are also a participant in the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan, the enclosed proxy will not serve as a voting instruction card for your shares held in the plan. Instead, Wells Fargo Bank Minnesota, N.A., the plan administrator, will provide plan participants with a separate voting instruction card/proxy representing those shares held in the Dividend Reinvestment and Stock Purchase Plan. The separate voting instruction cards must be signed and returned to Wells Fargo or your shares held in the plan will not be voted.
                 ---

     If your voting instruction card is signed but does not indicate your voting preferences, the plan administrator will vote your shares FOR the 3 nominees for Class C Director. Whole and fractional shares credited to your dividend reinvestment account as of March 14, 2002, are included on your voting instruction card.

     By properly completing a proxy, the shareholder appoints Dallas L. Darr, Mildred L. Lackey and George E. McCullough as proxy holders to vote his or her shares as specified on the proxy. The proxy holders will vote any signed proxy not specifying to the contrary as follows:

     FOR the election of the following individuals as Class C Directors for a term of 3 years expiring in 2005:

          o    D. Reed Anderson, Esq.;
          o    MacGregor S. Jones; and
          o    Larry J. Miller

     Codorus Valley Bancorp, Inc.'s board of directors proposes to mail this proxy statement to the corporation's shareholders on or about April 4, 2002.

Quorum and Vote Required For Approval

     Codorus Valley Bancorp, Inc.'s Articles of Incorporation authorize the corporation to issue up to 10,000,000 shares of common stock, par value $2.50 per share.

     At the close of business on March 14, 2002, the corporation had 2,564,261 shares of common stock issued and outstanding. The corporation's common stock is the only issued and outstanding class of stock.

     In order to hold the annual meeting, a "quorum" of shareholders must be present. Under Pennsylvania law and the corporation's Bylaws, the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote (meaning a majority of the number of shares outstanding on the voting record date) is required to constitute a quorum for the transaction of business at the meeting. The proxy holders will count votes withheld and abstentions when determining the presence of a quorum. However, the proxy holders will not count broker non-votes when determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the affirmative vote of a majority of the number of shares that constitutes a quorum for the transaction of business at the annual meeting is required to elect the director candidates. The proxy holders will not cast votes for or against any director candidates where the broker withheld authority. Cumulative voting rights do not exist for the election of directors. Each share of common stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns 10 shares of common stock, he or she may cast up to 10 votes for each of the 3 Class C Director nominees.

Revocability of Proxy

     Shareholders who sign proxies may revoke them at any time before they are voted by:

     o delivering written notice of the revocation or delivering a properly executed later-dated proxy to Harry R. Swift, Esq., Secretary of Codorus Valley Bancorp, Inc., at Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania, 17403 or by mailing the notice or proxy to Harry R. Swift, Esq., Secretary, at Codorus Valley Bancorp, Inc., P.O. Box 2887, York, Pennsylvania 17405-2887; or

     o attending the meeting and voting in person after giving written notice to the Secretary of Codorus Valley Bancorp, Inc.

     You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting. Should you have any questions, please call Harry R. Swift, Esq., Secretary, at (717) 747-1519 or (800) 646-1970.

Methods of Voting

     Voting by Proxy
     ---------------

     o    Mark your selections.

     o Date your proxy and sign your name exactly as it appears on your proxy.

     o Mail the proxy to Wells Fargo Bank Minnesota, N.A. in the enclosed postage-paid envelope.

     Voting in Person
     ----------------

     o    Attend the annual meeting and show proof of eligibility to vote.

     o    Obtain a ballot.

     o    Mark your selections.

     o Date your ballot and sign your name exactly as it appears in the corporation's transfer books.

                   BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Governance

     The board of directors oversees all of the corporation's business, property, and affairs. The chairman and officers keep the members of the board informed of the corporation's business through discussions at board meetings and by providing them reports and other materials. The members also keep themselves informed by attending board and committee meetings.

     During 2001, the corporation's board of directors held 12 meetings and the bank's board of directors held 26 meetings. Each director attended at least 75% of the combined total number of meetings of the corporation's and the bank's boards and the committees of which he or she was a member, except Director Donald H. Warner, due to medical reasons.

Directors and Executive Officers of Codorus Valley Bancorp, Inc.

     The following table sets forth (in alphabetical order) selected information about the corporation's directors and executive officers. The officers are elected by the board of directors and each holds office at the board's discretion.

                                                                  POSITION HELD         AGE AS OF
       NAME                             POSITION                      SINCE           MARCH 14, 2002
       ----                             --------                      -----           --------------
D. Reed Anderson, Esq.        Class C Director                        1994                 59

M. Carol Druck                Class B Director                        1988                 53

MacGregor S. Jones            Class C Director                        1993                 56

Rodney L. Krebs               Class A Director                        1988                 61
                              Vice Chairman of the Board              2000

Larry J. Miller               Class C Director                        1986                 50
                              President                               1986
                              Chief Executive Officer                 1986

Dallas L. Smith               Class A Director                        1986                 56

Harry R. Swift, Esq.          Secretary                               1998                 54
                              Vice President                          1998
                              General Counsel                         1997

George A. Trout, D.D.S.       Class A Director                        1986                 67
                              Chairman of the Board                   1994

Donald H. Warner              Class B Director                        1990                 63
                              Vice President                          1993

                                       5


Jann Allen Weaver, CPA        Treasurer                               2000                 52
                              Assistant Secretary                     1991
                              Chief Financial Officer                 1989


Executive Officers of PeoplesBank

     The following table sets forth selected information about the bank's executive officers, each of whom is elected by the bank's board of directors and each of whom holds office at the board's discretion.

                                                                  POSITION HELD         AGE AS OF
       NAME                             POSITION                      SINCE           MARCH 14, 2002
       ----                             --------                      -----           --------------
Rodney L. Krebs               Chairman of the Board                   2000(1)              61

Larry J. Miller               President                               1981                 50
                              Chief Executive Officer                 1981

Harry R. Swift, Esq.          General Counsel                         1997                 54
                              Executive Vice President                1998
                              Cashier 1999                            1999

George A. Trout, D.D.S.       Vice Chairman of the Board              1992(1)              67

Jann Allen Weaver, CPA        Chief Financial Officer                 1989                 52
                              Senior Vice President                   1994
                              Executive Vice President                2001

--------------
(1) Mr. Krebs and Dr. Trout are not employees of the corporation or its subsidiaries.


Committees and Meetings of the Corporation's and the Bank's Boards of Directors

     The corporation's board of directors has, at present, no standing committees, except the audit committee, which jointly serves the corporation and the bank. The corporation does not maintain a compensation or a nominating committee. A shareholder who intends to nominate a candidate for election to the board of directors must provide written notice to the corporation's Secretary in accordance with the informational requirements of Section 10.1 of the corporation's bylaws. The shareholder's notice must be delivered or received at the corporation's principal executive office not less than 90 days prior to the anniversary date of the preceding shareholder meeting called for the election of directors.

     During 2001, the bank's board of directors maintained 6 standing committees: executive, audit, risk management, trust and investment services, asset-liability and marketing steering. The function and composition of each of these committees is described below.

EXECUTIVE:     This committee is authorized to meet at the call of an officer, primarily to take action regarding the purchase and sale of securities and to pass on loans presented for discount between regularly scheduled board meetings. This committee met once in 2001. Rodney L. Krebs chairs this committee.

AUDIT: This committee held 4 meetings during 2001. The Audit Committee oversees the accounting function of the corporation and the bank, recommends to the board the engagement of independent auditors for the year, reviews with management and the auditors the plan and scope of the audit engagement, reviews the annual financial statements of the bank and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors with management and the auditors the bank's system of internal controls and its accounting and reporting practices. Dallas L. Smith chairs this committee.

RISK           This committee was instituted during 2001 and met once. The
MANAGEMENT:    committee addresses risks inherent in the corporation and its affiliates relating to the following broadly identified risk categories: credit, interest rate, liquidity, price, transaction, compliance, strategic and reputation. Larry J. Miller chairs this committee.

TRUST AND      This committee provides general oversight and supervises the
INVESTMENT     operation of the bank's trust and investment services division.
SERVICES:      This committee met 12 times in 2001. D. Reed Anderson, Esq., chairs this committee.

ASSET-         This committee reviews the bank's asset-liability and interest
LIABILITY:     rate risk management. This committee met 7 times in 2001. Jann
               Allen Weaver, CPA chairs this committee.

MARKETING      This committee provides broad oversight and guidance to the
STEERING:      bank's marketing activities. Its goals are to increase the bank's identity in the marketplace, and increase market share and profitability. This committee met 11 times in 2001. Cheryl L.
               Keener chairs this committee.

Committees of the Bank's Board of Directors



                                                                                     MEETINGS HELD
COMMITTEE                                MEMBERS                                       IN 2001
---------                                -------                                       -------
EXECUTIVE      Rodney L. Krebs, chair, MacGregor S. Jones, Larry J. Miller,                1
               Dallas L. Smith, George A. Trout, D.D.S. and Donald H. Warner

AUDIT          Dallas L. Smith, chair, Rodney L. Krebs and Donald H. Warner                4

RISK           Larry J. Miller, chair, George A. Trout, D.D.S., non-directors              1
MANAGEMENT     Harry R. Swift, Esq., Diane E. Hill, CPA, Steven E. Miller, Linda
               D. Senft, Jann Allen Weaver, CPA, and Scott T. Weaver

TRUST AND      D. Reed Anderson, Esq., chair, M. Carol Druck, and MacGregor               12
INVESTMENT     S. Jones
SERVICES

ASSET-         Jann Allen Weaver, CPA, non-director chair, Larry J. Miller, and            7
LIABILITY      non-directors Todd A. Tyson, Cheryl L. Keener, Kent A. Ketterman
               Jane W. Loucks, CFA, and Elaine M. Miller

MARKETING      Cheryl L. Keener, non-director chair, D. Reed Anderson, Esq.,              11
STEERING       MacGregor S. Jones, and non-directors James W. Coombes, David J.
               Cover, Kent A. Ketterman, and Jann Allen Weaver, CPA

Compensation of the Boards of Directors

     In 2001, members of the corporation's board of directors were not paid for attendance at board meetings or committee meetings. The bank does not compensate employee directors for attendance at board of directors meetings or committee meetings.

     In 2001, the bank's non-employee directors were compensated for their services rendered as follows:

     o    a monthly retainer of $600; and
     o    directors' fees of $350 for each regular or special meeting attended;
          and
     o committee meeting fees paid at the rate of $100 per hour for attendance.

     The bank's chairman of the board received a monthly retainer of $700 in 2001. In addition, the bank paid life insurance premiums on behalf of the non-employee bank directors, which amounted to $1,743 in 2001. In the aggregate, the bank paid $119,713 to the board of directors in 2001.

Independent Directors' Deferred Compensation Plan

     The corporation maintains a deferred compensation plan for non-employee, or "independent" directors. Participants may elect to defer receipt of compensation in order to gain certain tax benefits under Internal Revenue Code Section 451. This plan is not funded by the corporation.

Independent Directors' Stock Option Plan

     The corporation maintains the Codorus Valley Bancorp, Inc. 1998 Independent Directors Stock Option Plan. The corporation's shareholders approved the plan at the 1998 annual meeting and the board of directors originally reserved 100,000 shares, or 115,763 shares as of December 31, 2001, as adjusted for stock dividends, for issuance under the plan. The purposes of the plan are to advance the corporation's and the bank's development, growth and financial condition by providing additional incentives to non-employee members of the corporation's board of directors by encouraging them to acquire stock ownership in the corporation and to secure, retain and motivate non-employee directors.

     Directors who are not employees of the corporation or its subsidiaries are eligible to receive awards under the plan. Pursuant to the terms of the plan, each non-employee director who attended at least 75% of the total number of board of directors and committee meetings during the previous fiscal year is granted non-qualified stock options at each annual reorganization meeting of the corporation. The first award under the plan was made at the 1998 organization meeting. The purchase price of common stock subject to each stock option granted is the fair market value at the time of grant. The recipient may exercise these stock options for ten years from the grant date. As of December 31, 2001, the corporation had granted 85,480 qualified stock options under this plan, as adjusted for applicable stock dividends and/or stock splits. This aggregate amount includes stock options that may have been cancelled and/or exercised prior to December 31, 2001.

                             AUDIT COMMITTEE REPORT

     On June 12, 2001, the boards of directors of Codorus Valley Bancorp, Inc. and PeoplesBank, A Codorus Valley Company, the corporation's wholly owned banking subsidiary, approved a resolution, based on the recommendations of the audit committees of Codorus Valley and the bank, to engage Beard Miller Company LLP as Codorus Valley's independent accountant. Beard Miller Company LLP replaced Ernst & Young LLP (Ernst & Young), the prior independent accountant.

     Ernst and Young's report on Codorus Valley's consolidated financial statements for 2000 and 1999 contained no adverse opinion or disclaimer of opinion or qualification as to uncertainty, audit scope or accounting principles.

     During the fiscal years 2000 and 1999 and interim periods, there were no disagreements or reportable events relating to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which Ernst & Young would have referred to in connection with their report if the disagreement wasn't resolved to their satisfaction. Codorus Valley acknowledges that disagreements required to be reported in response to the preceding sentence include both those resolved to Ernst & Young's satisfaction and those not resolved to Ernst & Young's satisfaction. Codorus Valley further acknowledges that disagreements contemplated by this rule are those which occurred at the decision-making level; i.e., between Codorus Valley personnel responsible for the presentation of its financial statements and Ernst & Young personnel responsible for rendering its report. There have been no reportable events within the meaning of Item 304 of Regulation S-K.

     On June 13, 2000, the board of directors adopted a written charter for the Audit Committee, a copy of which is attached to last year's proxy statement. As required by the charter, the Audit Committee, in fulfilling its oversight responsibilities regarding the audit process:


     o reviewed and discussed the fiscal year 2001 audited financial statements with management;

     o discussed with the independent auditors, Beard Miller Company LLP, the matters required to be discussed by Statement on Accounting Standards No. 61, 89 and 90 (Codification of Statements on Auditing Standards, AU 380, as amended or supplemented); and

     o reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees, as modified or supplemented), and discussed with the independent auditors any relationships that may impact their objectivity and independence.

     Based upon the review and discussions referred to above, the Audit Committee's review of management's representations, and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the board of directors that the audited financial statements for the year ended December 31, 2001, be included in the corporation's Annual Report on Form 10-K and filed with the Securities and Exchange Commission.

     Fees pertaining to services rendered to the corporation and the bank by Beard Miller Company LLP, the independent accountants, during the year ended December 31, 2001, were as follows:

               Audit Fees                                     $ 43,500

               Financial Information Systems
               Design and Implementation Fees                        0

               All Other Fees                                 $  4,700

     The Audit Committee is comprised of 3 directors, all of whom are considered "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The foregoing report has been furnished by the current members of the Audit Committee.

                         MEMBERS OF THE AUDIT COMMITTEE
                            Dallas L. Smith, Chairman
                                 Rodney L. Krebs
                                Donald H. Warner


               BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

Compensation Committee Report

     The corporation's board of directors governs the corporation and its subsidiaries. In fulfilling its fiduciary duties, the board of directors endeavors to act in the best long-term interests of the corporation's shareholders, customers, and the communities served by the corporation and its subsidiaries. To accomplish the corporation's strategic goals and objectives, the board of directors engages competent persons, who undertake to accomplish these objectives with integrity and with cost-effectiveness. The board of directors fulfills part of its strategic mission through the compensation of these individuals. The bank, the corporation's wholly owned financial subsidiary, provides compensation to the corporation's and the bank's directors and employees.

     The corporation seeks to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The entire board of directors (comprised of the individuals named below) administers the compensation program. The board seeks to establish a fair compensation policy to govern the executive officers base salaries and incentive plans to attract and motivate competent, dedicated, and ambitious managers, whose efforts will enhance the corporation's products and services and will result in improved profitability, increased dividends to the shareholders, and subsequent appreciation in the market value of the corporation's shares.

     The board reviews and annually approves the compensation of the corporation's and the bank's top executives, including the chief executive officer, executive vice presidents, senior vice presidents, and all other vice presidents. As a guideline in determining base salaries, the board uses information composed of a Pennsylvania bank peer group. This peer group of banks with assets of $300 million to $500 million is different than the peer group used for the performance graph. The peer group on the performance graph includes bank holding companies and banks listed on NASDAQ, which may not be located in Pennsylvania. The corporation uses Pennsylvania peer group banks because of common industry issues and competition for the same executive talent group.

     The board of directors does not deem Section 162(m) of the Internal Revenue Code (the IRC) to be applicable to the corporation at this time. The board of directors intends to monitor the future application of IRC Section 162(m) to the compensation paid to its executive officers; and, in the event that this section becomes applicable, the board of directors intends to amend the corporation's and the bank's compensation policies to preserve the deductibility of the compensation payable under the policies.

Chief Executive Officer's Compensation

     The board of directors determined that the chief executive officer's 2001 compensation be set at $180,000, which was appropriate in light of the following 2001 Codorus Valley Bancorp, Inc. accomplishments: the addition of two full service financial centers, a mortgage banking operation, a centralized call center, and a variable annuity investment product. Additionally, the chief executive officer was actively and effectively involved in numerous community activities and served in leadership positions as chairman of the York County Economic Development Corporation, vice-chairman of the William F. Goodling Regional Advanced Skills Center, and vice president of the York-Adams Council of the Boy Scouts of America. No direct correlation exists between the chief executive officer's compensation, any change in the chief executive officer's compensation, and any of the above criteria, nor does the board give any weight to any of the above specific individual criteria. The board subjectively determines the chief executive officer's compensation based on a review of all relevant information.

Executive Officers' Compensation

     The board of directors increased the 2001 compensation of the corporation's and the bank's executive officers by approximately 4.75% over 2000 compensation. The board determined these increases based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives. In determining whether the strategic goals have been achieved, the board considers numerous factors. Although the board measured the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criteria and an employee's compensation, nor does the board, in its analysis, attribute specific weight to any such criteria. The board makes a subjective determination after review of all relevant information, including the above.

     In addition to base salary, the corporation's and the bank's executive officers may participate in annual and long-term incentive plans, including the bank's 401(k) plan and the corporation's stock incentive plan. (See page 16 for more information.)

     General labor market conditions, the individual's specific responsibilities and the individual's contributions to the corporation's success influence total compensation opportunities available to the corporation's and the bank's employees. The board reviews individuals annually on their anniversary date of hire and strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its executive officers.

     This report is furnished by Codorus Valley Bancorp, Inc.'s board of directors, which performs the functions of a compensation committee.

                               BOARD OF DIRECTORS

     D. Reed Anderson, Esq.      Rodney L. Krebs       George A. Trout, D.D.S.
     M. Carol Druck              Larry J. Miller       Donald H. Warner
     MacGregor S. Jones          Dallas L. Smith


                        COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     Larry J. Miller, President and Chief Executive Officer of the corporation and the bank, participated in the discussion relating to the compensation of all bank employees; but, he neither participates in conducting his own review nor takes part in determining his own compensation.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with regard to the annual compensation for service in all capacities to the corporation and to the bank for the fiscal years ended December 31, 2001, 2000 and 1999 for those persons who were, at December 31, 2001:

     o    the chief executive officer; and

     o the other four most highly compensated executive officers of the corporation and of the bank, to the extent that these persons' total annual salary and bonus exceeded $100,000.


                                          SUMMARY COMPENSATION TABLE
                                          --------------------------

                             Annual Compensation                Long-Term Compensation
                             -------------------                ----------------------

                                                            Awards                 Payouts
                                                            ------                 -------
                                                  Other                Securities
      Name                                        Annual  Restricted   Underlying
      and                                         Compen-   Stock       Options/    LTIP        All Other
    Principal                 Salary    Bonus     sation    Awards        SARs     Payouts    Compensation
    Position          Year     ($)       ($)       ($)       ($)         (#)(1)      ($)      ($)(2)(3)(4)
    --------          ----     ---       ---       ---       ---         ------      ---          ---
      (a)              (b)     (c)       (d)       (e)       (f)          (g)        (h)          (i)
Larry J. Miller,      2001   169,165      0         0         0          8,000         0         18,205
President and         2000   170,338      0         0         0              0         0         39,841(5)
Chief Executive       1999   172,432      0         0         0          3,307         0         16,901
Officer of the
corporation and
the bank

Harry R. Swift,       2001   151,855    600         0         0          1,500         0         10,751
Esq., Secretary,      2000   148,215    200         0         0              0         0          9,328
General Counsel and   1999   146,251    500         0         0          1,653         0          8,964
Vice President of
the corporation,
General Counsel,
Executive Vice
President and
Cashier of the bank

-------

(1)  As adjusted for all stock dividends paid through December 31, 2001.

(2) Includes bank contributions to the 401(k) plan on behalf of Mr. Miller of $5,250, $5,250 and $4,593 for 2001, 2000 and 1999, respectively.

(3) Includes life insurance premiums paid on behalf of Mr. Miller of $565, $530 and $478 for 2001, 2000 and 1999, respectively; and life insurance premiums paid on behalf of Mr. Swift of $651, $578, and $505 for 2001, 2000 and 1999, respectively.

(4) Includes the payment of club dues for Mr. Miller in the amount of $1,140, $1,140 and $1,080 for 2001, 2000 and 1999, respectively; as well as a vehicle for Mr. Miller, valued at $11,250, $11,250 and $10,750 in 2001, 2000 and 1999, respectively. Also includes a vehicle for Mr. Swift valued at $8,750, $8,750 and $8,459 in 2001, 2000 and 1999, respectively.

(5) This includes a non-recurring payment of $20,769 in 2000 for accrued vacation due to a company-wide policy change.


Qualified Stock Options

     The following table sets forth information relating to the corporation's grants of qualified stock options to the executives named in the preceding table during 2001, pursuant to the Codorus Valley Bancorp, Inc. 2000 Stock Incentive Plan.


                                            OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                            -------------------------------------

                                                                                             Potential Realizable Value at
                                                                                                Assumed Annual Rates of
                                                                                               Stock Price Appreciation
                                     Individual Grants                                              for Option Term
                                     -----------------                                              ---------------
                                            % of Total Options/
                      Number of Securities     SARs Granted to    Exercise or
                      Underlying Options/        Employees in      Base Price   Expiration
       Name            SARs Granted (#)          Fiscal Year         ($/Sh)        Date          5%($)          10%($)
       ----            ----------------          -----------         ------        ----          -----          ------
       (a)                   (b)                     (c)               (d)         (e)            (f)             (g)
Larry J. Miller            8,000/0                  47.1             14.625      12/11/11        73,581         186,468

Harry R. Swift, Esq.       1,500/0                   8.8             14.625      12/11/11        13,796          34,963


The following table sets forth information relating to the exercise of and year end value of qualified stock options granted pursuant to the Codorus Valley Bancorp, Inc. 1996 and 2000 Stock Incentive Plans.


                        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                  AND FY-END OPTION/SAR VALUES
                                  ----------------------------

                                                            Number of Securities
                                                           Underlying Unexercised          Value of Unexercised
                              Shares          Value             Options/SARs             In-The-Money Options/SARs
                            Acquired on     Realized          at FY-End (#)(1)              at FY-End ($)(1)(2)
          Name             Exercise (#)      ($)(2)       Exercisable/Unexercisable      Exercisable/Unexercisable
          ----             ------------      ------       -------------------------      -------------------------
          (a)                   (b)            (c)                   (d)                            (e)
  Larry J. Miller                0              0               42,903/22,379                    36,644/0
  Harry R. Swift, Esq.           0              0                3,968/1,500                        0/0
-------------
(1)  As adjusted for all stock dividends paid through December 31, 2001.

(2) The fair market value of the corporation's common stock on December 31, 2001 was $13.60 per share.

Stock Incentive Plan

     On March 14, 2000, the board of directors adopted the Codorus Valley Bancorp, Inc. 2000 Stock Incentive Plan and the plan was adopted by the shareholders at the 2000 annual meeting. The corporation originally reserved 100,000 shares under the plan or 105,000 shares as of December 31, 2001, as adjusted for stock dividends, for issuance under the plan. The plan provides for awards of qualified stock options and non-qualified stock options to officers, and is administered by a disinterested committee of the corporation's board of directors. In 2000, there were no qualified stock options granted under the plan.

401(k) Plan

     The bank maintains and sponsors a defined contribution 401(k) savings and investment plan. The 401(k) plan is administered by a committee which is appointed by the board of directors. The 401(k) plan is subject to the Internal Revenue Code of 1986 and to the regulations promulgated thereunder. Participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

     Each bank employee who attains the age of 21, successfully completes any probationary period(s) and, if part time, completes 1,000 hours of service per year may participate in the 401(k) plan. An eligible employee may elect to contribute certain portions of salary, wages, bonus (other than year-end bonus), or other direct remuneration to the 401(k) plan. Generally, eligible employees may not contribute more than 20% of their compensation. In 2001, 2000, and 1999, the bank matched 50% of the first 6% of the employee's contributions. The bank's contributions to the 401(k) plan for each participant vest in 3 years from plan enrollment. The employee's contributions to the 401(k) plan vest immediately. The bank incurred expenses of $77,000, $67,000 and $57,000, for financial reporting purposes during 2001, 2000 and 1999, respectively, in connection with the 401(k) plan.

Employment Contract with Change of Control Provision

     In 1993, the corporation, the bank and Larry J. Miller, President and Chief Executive Officer of the corporation and the bank, entered into an employment agreement for a term of 3 years, which term renews automatically for an additional 12 months at the end of each calendar year unless the corporation and the bank provide written notice to Mr. Miller of non-renewal. The agreement specifies Mr. Miller's positions and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision and a confidentiality provision.

     Under the terms of his employment agreement, Mr. Miller serves as the President and Chief Executive Officer of the corporation and of the bank and as a member of the boards of directors of the corporation and of the bank. Pursuant to his employment agreement, Mr. Miller was entitled to an annual direct salary of $180,000 in 2001. This salary may be increased in subsequent years as the board of directors deems appropriate. In addition, the boards of directors of the corporation and the bank have discretion to pay a periodic bonus to Mr. Miller. Mr. Miller is not entitled to receive director's fees or other compensation for serving on the corporation's or the bank's board of directors or their committees. Mr. Miller is also entitled to receive the employee benefits made available to bank employees and to use a vehicle provided by the bank.

     As amended in October 1997, the agreement with Mr. Miller provides that if his employment is terminated by the corporation or the bank, due to death, disability or "for cause", then he is entitled to the full annual direct salary through the date of termination. If Mr. Miller's employment is terminated by the corporation or the bank other than pursuant to death, disability or "for cause", then he is entitled to his full annual direct salary from the date of termination through the last day of the term of the agreement, or an amount equal to his current annual direct salary, whichever is greater. If Mr. Miller terminates his employment for "good reason", then he is entitled to an amount equal to his direct annual salary. As amended in 1997, if Mr. Miller's employment is terminated as a result of a change in control, then he is entitled to receive a lump sum payment equal to 2.99 times his then current direct annual salary and will continue his eligibility to participate in all employee benefit plans and programs in which he was previously entitled to participate.

Change of Control Agreement

     On October 1, 1997, the corporation, the bank and Harry R. Swift, Esq., Secretary, General Counsel and Vice President of the corporation and General Counsel, Executive Vice President and Cashier of the bank, entered into a change of control agreement that provides certain benefits to Mr. Swift in the event of a change of control. The agreement becomes operative only upon a change in control of the corporation or the bank or other specified event. The initial term of the agreement is 39 months and each subsequent term consists of a 36 month period, which term automatically renews for an additional 12 months at the end of each calendar year unless the corporation and the bank provide written notice to Mr. Swift of non-renewal. The agreement specifies payments upon termination as of the date of the change of control at not less than 2 times Mr. Swift's then current annual direct salary.

Salary Continuation Agreements

     On October 1, 1998, the bank entered into salary continuation agreements with Larry J. Miller and Harry R. Swift, Esq., respectively. These agreements provide for certain payments to these named executives following the executive's normal retirement date and continuing for 239 and 179 months, respectively. The agreements contain provisions for early retirement, disability benefits, death benefits and payments on specified changes of control. The agreements also contain non-competition provisions.

Supplemental Retirement Plans

     In 1998, the bank provided group term life insurance replacement plans for specific executive officers. These plans are the funding vehicle for payments to the executives upon certain specified events. The specified events include a change of control and the executive's normal retirement. In addition, the bank provided a director approved group term life insurance replacement plan for the benefit of the corporation's directors. This plan provides for payments to accrue to the directors following termination of their service as a member of the board of directors. These supplemental retirement plans replaced, in part, other insurance coverages.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The corporation and the bank have not entered into any material transactions, proposed or consummated, with any director or executive officer of the corporation or the bank, or any associate of the foregoing persons, with the exception of that disclosed below. The corporation and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the corporation and the bank and their associates on comparable terms with similar interest rates as those prevailing from time to time for other bank customers.

     Total loans outstanding from the bank at December 31, 2001, to the corporation's and the bank's officers and directors as a group, members of their immediate families and companies in which they had an ownership interest of 10% or more amounted to $3,151,000, or approximately 12.9% of the bank's total equity capital. The bank made these loans in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collection or present other unfavorable features. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 2001 to officers and directors of the corporation and the bank as a group was $4,712,521. The aggregate amount of indebtedness outstanding as of the latest practicable date, March 14, 2002, to the above described group was $2,704,421.

                              ELECTION OF DIRECTORS

Qualification and Nomination of Directors

     Section 10.2 of the corporation's bylaws authorizes the number of directors to be not less than 5 nor more than 25. The bylaws provide for three classes of directors with staggered 3 year terms of office. The board of directors may, from time to time, fix the number of directors and their respective classifications. All candidates for director must be at least 21 years of age. No
                                       18
director may continue to serve after he or she attains the age of 70 years. Each director must hold solely, in his or her name, at least 100 shares of common stock, which shares must be free of any liens or other encumbrances.

     The board of directors nominated the 3 persons named below to serve as Class C Directors until the 2005 annual meeting of shareholders or until their earlier death, resignation, or removal from office. All of the nominees are presently members of the board of directors and all have consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason, pursuant to Section 11.1 of the corporation's bylaws, a majority of the board of directors then in office may fill the vacancy until the expiration of the term of the class of directors to which he or she was appointed.

     In accordance with Section 10.3 of the corporation's bylaws, the board of directors is divided into 3 classes whose terms expire at successive annual meetings. Therefore, the corporation maintains a classified board with staggered 3 year terms of office. Currently, Class A consists of 3 directors, Class B consists of 2 directors, and Class C consists of 3 directors. Shareholders will elect 3 Class C Directors at the annual meeting to serve for a 3 year term that expires at the corporation's 2005 annual meeting.

     The proxy holders intend to vote all proxies for the election of each of the 3 nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

     The board of directors proposes the following nominees for election as Class C Directors at the annual meeting:

     o    D. Reed Anderson, Esq.;
     o    MacGregor S. Jones; and
     o    Larry J. Miller

     The board of directors recommends that shareholders vote FOR the proposal to elect the 3 nominees listed above as Class C Directors.

Information as to Nominees and Directors

     Set forth below is the principal occupation and certain other information regarding the nominees and other directors whose terms of office will continue after the annual meeting. You will find information about their share ownership on page 22 and 23.

Board of Directors - Continuing as Directors

CLASS C DIRECTORS
(TO SERVE UNTIL 2002)
AND NOMINEES FOR
CLASS C DIRECTORS
(TO SERVE UNTIL 2005, IF ELECTED)

D. Reed Anderson, Esq.    Mr. Anderson, age 59, has served as a member
                          of the corporation's and the bank's board of directors since 1994. Mr. Anderson is an attorney-at-law with the firm of Stock and Leader, LLP located in York, Pennsylvania.

MacGregor S. Jones        Mr. Jones, age 56, has served as a member of the
                          corporation's and the bank's board of directors since
                          1993. He served as the corporation's Assistant
                          Secretary from January 1994 to April 1997. Mr. Jones is a retired automobile dealer.

Larry J. Miller           Mr. Miller, age 50, has served as the corporation's
                          President and Chief Executive Officer and a director since 1986 and as the bank's President and Chief
                          Executive Officer and a director since 1981.

CURRENT CLASS A  DIRECTORS
(to serve until 2003)

Rodney L. Krebs           Mr. Krebs, age 61, has served as the corporation's
                          Vice Chairman and the bank's Chairman since 2000 and has been a member of the corporation's and the bank's board of directors since 1988. He also served as the corporation's Treasurer from 1990 to 2000. Mr. Krebs is the President of Springfield Contractors, Inc., a heavy equipment/earth moving firm located near Glen
                          Rock, Pennsylvania.

Dallas L. Smith           Mr. Smith, age 56, served as the corporation's
                          Secretary from January 1994 to May 1998. He has served as a bank director since 1983 and as a corporation director since 1986. He is the President of Bruce V. Smith, Inc., a retail furniture corporation located in Jacobus, Pennsylvania.

George A. Trout, D.D.S.   Dr. Trout, age 67, has served as the corporation's
                          Chairman since January 1994. Dr. Trout has served as the bank's Vice Chairman since 1992. He has been a member of the bank's board of directors since 1975 and of the corporation's board since 1986. Dr. Trout is a retired dentist.

CURRENT CLASS B DIRECTORS
(to serve until 2004)

M. Carol Druck            Ms. Druck, age 53, has been a member of the
                          corporation's and the bank's board of directors since
                          1988. She served as the corporation's Assistant
                          Secretary from April 1990 to April 1997 and as the corporation's Assistant Treasurer from January 1994 to April 1997. Ms. Druck is the President of Druck
                          Realty, Inc. and is a realtor with Morgan-Collins
                          Realtors, Inc. located in York, Pennsylvania.

Donald H. Warner          Mr. Warner, age 63, has been a member of the
                          corporation's and the bank's board of directors since
                          1990. He has been a Vice President of the corporation since 1993. Mr. Warner is the President of Warner
                          Services, Inc., a moving and storage company located in Red Lion, Pennsylvania.


                             BENEFICIAL OWNERSHIP OF
                 CODORUS VALLEY BANCORP, INC.'S STOCK OWNED BY
                        PRINCIPAL OWNERS AND MANAGEMENT

Principal Shareholders

     The following table sets forth, as of March 14, 2002, the name and address of each person who owns of record or who is known by the board of directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by such person, and the percentage of the corporation's outstanding common stock owned. The "beneficial owner" of a security includes any person who directly or indirectly has or shares: voting power, including the power to vote or to direct the voting of the security; and/or investment power, including the power to dispose or direct the disposition of the security.

                                          AMOUNT AND NATURE OF     PERCENTAGE OF
         NAME AND ADDRESS                 BENEFICIAL OWNERSHIP        CLASS
         ----------------                 --------------------        -----

PeoplesBank, A Codorus Valley Company         260,962(1)              10.18%
Trust and Investment Services Division
Codorus Valley Corporate Center
105 Leader Heights Road
York, PA 17403

(1) 156,555 shares of common stock beneficially owned by the bank are held in its fiduciary capacity. The bank has sole voting and dispositive power over these shares of common stock. 104,407 shares of common stock beneficially owned by the bank are shares for which the bank exercises shared dispositive power. 156,555 shares of common stock beneficially owned by the bank are shares for which the bank exercises sole voting power. 104,407 shares of common stock beneficially owned by the bank are shares for which the bank exercises shared voting power and shared dispositive power. The bank, in its fiduciary capacity, intends to cast all shares under its control FOR the election of the nominees for Class C Director.

Share Ownership by the Directors, Officers and Nominees

     The following table sets forth, as of March 14, 2002, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee and all officers, directors, and nominees as a group. All shares are held individually unless otherwise indicated. The percentage of outstanding stock owned is less than 1%, unless otherwise indicated.

                                                  AMOUNT AND
                                                  NATURE OF
                NAME OF INDIVIDUAL OR            BENEFICIAL       PERCENTAGE
                  IDENTITY OF GROUP            OWNERSHIP(1)(2)     OF CLASS
                  -----------------            ---------------     --------
     D. Reed Anderson, Esq.                       13,766(3)            --

     M. Carol Druck                               15,137(4)            --

     MacGregor S. Jones                           30,949(5)          1.21%

     Rodney L. Krebs                              24,266(6)            --

     Larry J. Miller                              54,624(7)          2.13%

     Dallas L. Smith                              16,971(8)            --

     George A. Trout, D.D.S.                      70,008(9)          2.73%

     Donald H. Warner                             12,007(10)           --

     Harry R. Swift, Esq.                          3,968(11)           --

     Jann Allen Weaver, CPA                        4,316(12)           --

     All Officers and Directors as a Group
     (8 Directors, 6 Officers,
     10 persons in total)                        246,012(13)         9.59%

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities that the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within 60 days after March 14, 2002. Beneficial ownership may be disclaimed as to certain of the securities. All numbers here have been rounded to the nearest whole number.

(2)  Information furnished by the officers, directors and nominees.

(3) Includes 1,907 shares held in Mr. Anderson's 401(k) plan and non-qualified stock options of 10,935.

(4) Includes 2,971 shares held jointly with her spouse, 506 shares held in trust for her grandchildren and non-qualified stock options of 10,935.

(5) Includes 6,126 shares held in Mr. Jones' IRA, 10,836 shares held jointly with his spouse, 2,307 shares held individually in his spouse's IRA and non-qualified stock options of 10,935.

(6) Includes 3,596 shares held in Mr. Krebs' IRA, 7,485 shares held jointly with his spouse and non-qualified stock options of 10,935.

(7) Includes 8,341 shares held jointly with his spouse, 258 shares held jointly with his mother, 679 shares held jointly with his daughter, 679 shares held jointly with his son, 781 shares held in Mr. Miller's IRA and non-qualified stock options of 42,903.

(8) Includes 441 shares held individually in his spouse's IRA and non-qualified stock options of 10,935.

(9) Includes 6,540 shares held in Dr. Trout's Defined Benefit Pension Plan, 52,097 shares held in trust for his children, 336 shares held jointly with his spouse and non-qualified stock options of 10,935.

(10) Includes 486 shares held in Mr. Warner's IRA and non-qualified stock options of 10,935.

(11) Includes non-qualified stock options of 3,968.

(12) Includes 348 shares held jointly with his spouse and non-qualified stock options of 3,968.

(13) Includes 28,568 shares reported in Schedule 13-G, as amended, of the Trust and Investment Services Division of PeoplesBank, A Codorus Valley Company (17,487 shares are held for the benefit of MacGregor S. Jones and 11,081 shares are held for the benefit of Rodney L. Krebs.)

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, requires that the corporation's officers and directors, and persons who own more than 10% of the registered class of the corporation's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto received by it, or written representations from certain reporting persons that no Form 5 was required for that reporting person, the corporation believes that during the period from January 1, 2001 through December 31, 2001, its officers and directors were in compliance with all filing requirements applicable to them, except for bank Senior Vice President Todd A. Tyson who inadvertently filed a late Form 4 to report one transaction during 2001.

                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the corporation's proxy statement for its 2003 Annual Meeting of Shareholders must deliver the proposal in writing to the Secretary of Codorus Valley Bancorp, Inc. at its principal executive offices, Codorus Valley Corporate Center, 105 Leader Heights Road, P. O. Box 2887, York, Pennsylvania 17405-2887, not later than Friday, December 6, 2002. If a shareholder proposal is submitted to the corporation after December 6, 2002, it is considered untimely; and, although the proposal may be considered at the annual meeting, it may not be included in the corporation's 2003 proxy statement. Any proposals should be addressed to the Secretary. Section 10.1 of the corporation's bylaws requires a shareholder to deliver a notice of nomination for election to the board of directors to the Secretary no later than 90 days in advance of the anniversary date of the preceding shareholders meeting. See page 18 for more information on nomination procedures and requirements.


                           [INTENTIONALLY LEFT BLANK]

                                PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on the corporation's common stock against the cumulative total return of the S&P 500 Stock Index and the NASDAQ Bank Index for the period of 5 fiscal years commencing January 1, 1997 and ending December 31, 2001. The graph shows that the cumulative investment return to shareholders, based on the assumption that a $100 investment was made on December 31, 1996, in each of the corporation's common stock, the S&P 500 Stock Index and the NASDAQ Bank Index, and that all dividends were reinvested in such securities over the past 5 years, the cumulative total return on such investment would be $116.39, $146.10, $152.82, $148.87, and $138.29, respectively. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                                [GRAPHIC OMITTED]

     In the printed version of the document, a line graph appears which depicts the following plot points:


INDEX                      12/31/96       12/31/97       12/31/98        12/31/99       12/31/00        12/31/01

Codorus Valley             100.00          166.39         146.10          152.82         148.87          138.29
Bancorp, Inc.

S&P 500                    100.00          133.37         171.44          207.52         188.62          166.22

NASDAQ Bank Index          100.00          167.41         166.33          159.89         182.38          197.44


                                    PROPOSAL

Election of 3 Class C Directors

     The nominees for election are:

     o    D. Reed Anderson, Esq. (director since 1994);
     o    MacGregor S. Jones (director since 1993); and
     o    Larry J. Miller (director since 1986).

     Each has consented to serve a 3 year term. (See page 18 for more information.)

     If any director is unable to stand for re-election, the board may designate a substitute. The proxy holders will vote in favor of a substitute nominee. The board of directors has no reason to believe the 3 nominees for Class C Director will be unable to serve if elected.

     Cumulative voting rights do not exist with respect to the election of directors. The affirmative vote of a majority of the number of shares that constitutes a quorum for the transaction of business at the annual meeting is necessary to elect the director candidates.

     The Board of Directors recommends that shareholders vote FOR the election of the 3 nominees as Class C Directors.

                                  ANNUAL REPORT

     A copy of the corporation's annual report to shareholders for its fiscal year ended December 31, 2001 is enclosed with this proxy statement. A representative of Beard Miller Company LLP, the independent auditors who examined the financial statements in the annual report, will attend the meeting. The representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate shareholder questions concerning the annual report.

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The board of directors knows of no business other than that referred to in the accompanying Notice of Annual Meeting of Shareholders that may be presented at the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the proxy holders will vote the proxies in what they determine to be the corporation's best interests.

                             ADDITIONAL INFORMATION

     Upon written request of any shareholder, a copy of the corporation's annual report on Form 10-K for its fiscal year ended December 31, 2001, including the financial statements, schedules and exhibits, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, may be obtained, without charge by writing to the:
Treasurer, Codorus Valley Bancorp, Inc., Codorus Valley Corporate Center, 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887 or via the Internet at www.peoplesbanknet.com, select Codorus Valley Bancorp, Inc., then select the Securities and Exchange Commission link, or visit the SEC's website at www.sec.gov.
                                       27

                          CODORUS VALLEY BANCORP, INC.
                                     PROXY

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2002
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Dallas L. Darr, Mildred L. Lackey and George E. McCullough and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Codorus Valley Bancorp, Inc. that the undersigned may be entitled to vote at the corporation's Annual Meeting of Shareholders to be held on Tuesday, May 21, 2002, at 9:00 a.m., Eastern Time, at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403, and at any adjournment or postponement of the meeting as follows:

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER(S) AND RETURNED PROMPTLY TO WELLS FARGO BANK MINNESOTA, N.A. IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.   ELECTION OF 3 CLASS C DIRECTORS TO SERVE FOR A 3 YEAR TERM.

     01  D. REED ANDERSON, ESQ.    02  MACGREGOR S. JONES    03  LARRY J. MILLER

     [  ]  Vote FOR all nominees                [  ]   Vote WITHHELD from
           (except as marked)                          all nominees

         (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED TO THE RIGHT.)


--------------------------------------------------------------------------------
2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.

                                             Dated: ______________________, 2002
Address Change? Mark Box [ ]
Indicate changes below:

                                             _________________________________
                                             Shareholder Signature


                                             _________________________________
                                             Co-holder Signature if any


Signature(s) in Box

When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, each owner should sign.

                  [LETTERHEAD OF CODORUS VALLEY BANCORP, INC.]







April 4, 2002




Dear Dividend Reinvestment and Stock Purchase Plan Participant:

As a participant in Codorus Valley Bancorp, Inc.'s Dividend Reinvestment and Stock Purchase Plan, you are entitled to instruct the plan's administrator, Wells Fargo Bank Minnesota, N.A., to vote the plan shares held on your behalf at Codorus Valley Bancorp, Inc.'s 2002 Annual Meeting of Shareholders. To instruct the plan administrator as to how you would like these shares voted at the annual meeting, please complete the enclosed Voting Instruction Card/Proxy and return it to Wells Fargo. At the annual meeting, if a participant executed and returned a Voting Instruction Card/Proxy, the plan administrator will vote the participant's whole and fractional interests credited to his or her account, to the extent permitted by law or the company's bylaws.

The board of directors encloses a copy of Codorus Valley Bancorp, Inc.'s Notice of Annual Meeting and proxy statement in connection with the 2002 Annual Meeting of Shareholders and a copy of Codorus Valley Bancorp, Inc.'s 2001 Annual Report to Shareholders. Also enclosed is your Voting Instruction Card/Proxy which you should complete and promptly return to the plan administrator in the enclosed envelope.

If you have any questions, please contact Wells Fargo Shareowner Services at
(800) 468-9716 or the undersigned at (717) 747-1519 or (800) 646-1970.

Sincerely,

/s/ Larry J. Miller

Larry J. Miller, President
and Chief Executive Officer

                  DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN
                          VOTING INSTRUCTION CARD/PROXY
                          CODORUS VALLEY BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 2002
                        ---------------------------------

     The undersigned hereby constitutes and appoints Wells Fargo Bank Minnesota,
N. A. proxy of the undersigned, with full power of substitution, to vote all of the shares of Codorus Valley Bancorp, Inc. that the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan holds on behalf of the undersigned and may be entitled to vote at Codorus Valley Bancorp, Inc.'s Annual Meeting of Shareholders to be held at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403, on Tuesday, May 21, 2002 at 9:00 a.m., Eastern Time, and at any adjournment or postponement of the meeting as follows:

THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SHARES OF COMMON STOCK HELD IN YOUR PLAN ACCOUNT BUT NOT REGISTERED IN YOUR NAME. THESE SHARES OF COMMON STOCK CAN BE VOTED ONLY BY THE PLAN ADMINISTRATOR AS THE RECORD HOLDER OF THE SHARES.

PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR VOTING INSTRUCTION CARD/PROXY TO WELLS FARGO BANK MINNESOTA, N.A. IN THE RETURN ENVELOPE PROVIDED.

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.   ELECTION OF 3 CLASS C DIRECTORS TO SERVE FOR A 3 YEAR TERM.

     01  D. REED ANDERSON, ESQ.    02  MACGREGOR S. JONES    03  LARRY J. MILLER

     [  ]  Vote FOR all nominees                [  ]  Vote WITHHELD from
           listed above (except as marked)            all nominees

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED TO THE RIGHT.)


--------------------------------------------------------------------------------
2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS VOTING INSTRUCTION CARD/PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED PLAN PARTICIPANT. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION CARD/PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.


Dated: ______________________, 2002          _________________________________
                                             Shareholder Signature

Address Change? Mark Box [ ]
Indicate changes below:

                                             _________________________________
                                             Co-holder Signature if any

Signature(s) in Box

When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, each owner should sign.